                      SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------

                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                                 --------------

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                      DATE OF REPORT:  SEPTEMBER 25, 2001
                      -----------------------------------
                       (Date of earliest event reported)



                             OVERSEAS PARTNERS LTD.
                             ----------------------
             (Exact name of registrant as specified in its charter)


      Islands of Bermuda                0-11538                     N/A
-------------------------------    ----------------         ------------------
(State or other jurisdiction of    (Commission file          (I.R.S. Employer
incorporation or organization)           Number)            Identification No.)

        Mintflower Place, 8 Par-la-Ville Road, Hamilton HM 08, Bermuda
   --------------------------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code      (441) 295-0788
                                                   --------------------------


                                 Not Applicable
                                 --------------
Former name, former address and former fiscal year, if changed since last report

ITEM 5 - OTHER EVENTS

On September 25, 2001 Overseas Partners Ltd. issued a Message to Shareowners representing a summary of the impacts to the Company of the terrorist attacks on the World Trade Center and the related events of September 11, 2001. The information contained in the Message to Shareowners, which is attached as an Exhibit to this report, is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned, hereunto duly authorized.



Date: September 25, 2001                   OVERSEAS PARTNERS LTD.
      ---------------------                ----------------------
                                           (Registrant)



                                           By: /s/ Mary R. Hennessy
                                               ---------------------------------
                                           Mary R. Hennessy
                                           President and Chief Executive Officer

ITEM 7 - FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

The Registrant is filing herewith the Message to Shareowners listed as Exhibit
99.

                                 EXHIBIT INDEX


99      Message to Shareowners Dated September 25, 2001          Filed herewith.